UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2023

WestRock Company

(Exact name of registrant as specified in its charter)

Delaware	001-38736	37-1880617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1000 Abernathy Road, Atlanta, GA	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 448-2193

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, per share	WRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On September 20, 2023, WestRock Company (“WestRock”) announced that its wholly-owned subsidiary WRKCo Inc. (the “Issuer”) commenced a consent solicitation pursuant to which it is soliciting consents (“Consents”) from registered holders (“Holders”) of its outstanding: (i) $600,000,000 aggregate principal amount of 3.750% Senior Notes due 2025 (the “2025 Notes”); (ii) $750,000,000 aggregate principal amount of 4.650% Senior Notes due 2026 (the “2026 Notes”); (iii) $500,000,000 aggregate principal amount of 3.375% Senior Notes due 2027 (the “2027 Notes”); (iv) $600,000,000 aggregate principal amount of 4.000% Senior Notes due 2028 (the “2028 Notes”) and (v) $750,000,000 aggregate principal amount of 4.900% Senior Notes due 2029 (the “2029 Notes”, and together with the 2025 Notes, the 2026 Notes, the 2027 Notes and the 2028 Notes, the “Notes”) (the “Consent Solicitation”) to amend certain terms of the indentures governing the respective Notes (each, an “Indenture” and together, the “Indentures”). The terms and conditions of the Consent Solicitation are set forth in a consent solicitation statement dated as of September 20, 2023 (as it may be amended and supplemented from time to time, the “Consent Solicitation Statement”). Adoption of the proposed amendments with respect to the applicable Indenture for each series of Notes requires the Consent of the Holders of at least a majority in aggregate principal amount of the then outstanding Notes of such series.

The purpose of the Consent Solicitation is to obtain Consents from the Holders to (i) amend the definition of “Change of Control” applicable for the relevant series of the Notes under the Indentures to add an exception for the previously disclosed proposed business combination of WestRock and the Smurfit Kappa group (the “Merger”) announced by WestRock on September 12, 2023, pursuant to the transaction agreement entered into on September 12, 2023, by and among, inter alios, Smurfit Kappa Group plc, a public limited company incorporated in Ireland (“Smurfit Kappa”), and WestRock (the “Transaction Agreement”); and (ii) make any other changes of a technical or conforming nature to the Indentures necessary or desirable for the implementation of the proposed amendment above.

The receipt of the required consents pursuant to the Consent Solicitation is not a condition precedent to the completion of the Merger.

In addition to the Consent Solicitation, and as contemplated in the Transaction Agreement, WestRock expects to discharge the Issuer’s $500,000,000 aggregate principal amount of 3.000% Senior Notes due 2024 prior to September 30, 2023, with cash on hand and proceeds from its existing debt facilities.

A copy of the press release announcing the Consent Solicitation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Information Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements as that term is defined in Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally include statements regarding the Merger between WestRock and Smurfit Kappa, including any statements regarding the Consent Solicitation, the Merger and the listing of the combined company (“Smurfit WestRock”), the rationale and expected benefits of the Merger (including, but not limited to, cost synergies), and any other statements regarding WestRock’s and Smurfit Kappa’s future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Forward-looking statements can sometimes be identified by the use of forward-looking terms such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “potential,” “seeks,” “aims,” “projects,” “predicts,” “is optimistic,” “intends,” “plans,” “estimates,” “targets,” “anticipates,” “continues” or other comparable terms or negatives of these terms or other variations or comparable terminology or by discussions of strategy, plans, objectives, goals, future events or intentions, but not all forward-looking statements include such identifying words.

Forward-looking statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. We can give no assurance that such plans, estimates or expectations will be achieved and therefore, actual results may differ materially from any plans, estimates or expectations in such forward-looking statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include: a condition to the closing of the Merger may not be satisfied; the occurrence of any event that can give rise to termination of the Merger; a regulatory approval that may be required for the Merger is delayed, is not obtained in a timely manner or at all or is obtained subject to conditions that are not anticipated; Smurfit Kappa is unable to achieve the synergies and value creation contemplated by the Merger; Smurfit WestRock’s availability of sufficient cash to distribute to its shareholders in line with current expectations; Smurfit Kappa is unable to promptly and effectively integrate WestRock’s businesses; management’s time and attention is diverted on issues related to the Merger; disruption from the Merger makes it more difficult to maintain business, contractual and operational relationships; credit ratings decline following the Merger; legal proceedings are instituted against Smurfit Kappa or WestRock; Smurfit Kappa or WestRock are unable to retain or hire key personnel; the announcement or the consummation of the Merger has a negative effect on the market price of the capital stock of Smurfit Kappa or WestRock or on Smurfit Kappa or WestRock’s operating results; evolving legal, regulatory and tax regimes; changes in economic, financial, political and regulatory conditions, in Ireland, the United Kingdom, the United States and elsewhere, and other factors that contribute to uncertainty and volatility, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current or subsequent Irish, U.S. or U.K. administrations; the ability of Smurfit Kappa or WestRock to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets; actions by third parties, including government agencies; the risk that disruptions from the Merger will harm Smurfit Kappa’s or WestRock’s business, including current plans and operations; certain restrictions during the pendency of the Merger that may impact Smurfit Kappa’s or WestRock’s ability to pursue certain business opportunities or strategic transactions; Smurfit Kappa’s or WestRock’s ability to meet expectations regarding the accounting and tax treatments of the Merger; the risks and uncertainties discussed in the “Risks and Uncertainties” section in Smurfit Kappa’s reports available on the National Storage Mechanism at https://data.fca.org.uk/#/nsm/nationalstoragemechanism and on its website at https://www.smurfitkappa.com/investors; and the risks and uncertainties discussed in the “Risk Factors” and “Information Regarding Forward-Looking Statements” sections in WestRock’s reports filed with the Securities and Exchange Commission (the “SEC”). These risks, as well as other risks associated with the Merger, will be more fully discussed in the proxy statement/prospectus, the shareholder circular, the UK listing prospectus and the other relevant materials filed with the SEC and applicable securities regulators in the United Kingdom. The list of factors presented here should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. We caution you not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, the actual results of operations, financial condition and liquidity, and the development of new markets or market segments in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this Current Report on Form 8-K. Except as required by law, none of Smurfit Kappa, WestRock or Smurfit WestRock assume any obligation to update or revise the information contained herein, which speaks only as of the date hereof.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release dated September 20, 2023 issued by WestRock.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY

By:	/s/ Alexander W. Pease
Name:	Alexander W. Pease
Title:	Executive Vice President and Chief Financial Officer

Date: September 20, 2023